                                BERGER IPT FUNDS

                       SUPPLEMENT DATED DECEMBER 12, 2002

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger Financial Group LLC ("Berger"), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus Capital"). As the transaction is presently contemplated, Berger, the investment adviser to the Berger IPT Funds, will be consolidated into Janus Capital and Berger will cease to exist.

In connection with the anticipated reorganization of Berger, the Berger IPT Funds' Trustees have approved the liquidation of the following Berger IPT Fund:

         Berger IPT - Small Company Growth Fund

The Trustees determined that the Fund is too small to enable it to operate in an economically viable manner and that it was in the best interest of shareholders to liquidate the Fund. In connection with the liquidation of this Fund, the Berger IPT Funds' Trustees have approved the closing of the Fund to new investors and the discontinuance of sales to existing investors as soon as practicable beginning December 23, 2002. The Fund will be liquidated on or about March 31, 2003 and in connection with that liquidation, the Fund may immediately start converting its assets to cash or cash equivalents. Contract owners with contract values allocated to the Fund may transfer their contract values to another option available under their contracts at any time before March 31, 2003. Prior to the liquidation date, contract owners with contract values allocated to the Fund will receive from their insurance company more detailed information regarding available investment options and liquidation procedures.

In addition, effective January 1, 2003, the Berger IPT - Small Company Growth Fund will be managed by Ken Long. The Fund will no longer be managed in a similar manner as the Berger Small Company Growth Fund. Mr. Long joined Berger Financial Group LLC in August 2000 and became a Quantitative Research Analyst on November 2001. Prior to joining Berger, he worked in the Advanced Strategies Research Group at Barclays Global Investors from November 1996 to July 2000. He holds the Chartered Financial Analyst designation.

Also in connection with the anticipated reorganization of Berger, the Berger IPT Funds' Trustees have approved the reorganization of the following Berger IPT Funds into comparable Janus funds as follows, subject to shareholder approval:

Current Fund                                    Proposed Acquiring Fund
------------                                    -----------------------
Berger IPT - Growth Fund                        Janus Aspen Series Growth Fund
Berger IPT - Large Cap Growth Fund              Janus Aspen Series Growth and Income Fund
Berger IPT - International Fund                 Janus Aspen Series International Growth Fund

It is anticipated that shareholders will be receiving materials about the proposed reorganizations in January and that shareholders meetings will be held in March 2003. Your insurance company will generally be passing these materials on to you as a variable contract owner with allocations in the Berger IPT Funds and requesting your vote on these matters.

Also in connection with the anticipated reorganization of Berger and effective on December 16, 2002, the Berger IPT Funds' Trustees have named Janus Capital as interim investment adviser to the Berger IPT-Growth Fund and Berger IPT-Large Cap Growth Fund pursuant to an Interim Advisory Agreement. Shareholders of these Funds will be asked to ratify the Interim Advisory Agreement at the March 2003 shareholders meeting. Bank of Ireland Asset Management will continue to manage the Berger IPT - International Fund until the Fund's reorganization.

Janus Capital, 100 Fillmore Street, Denver, Colorado 80206 also serves as investment adviser to the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital began serving as investment adviser to the Janus Fund in 1970. Janus Capital is currently an indirect subsidiary of Stilwell, a publicly traded holding company with principal operations in financial asset management businesses.

DAVID J. CORKINS will assume responsibility for managing the Berger IPT-Large Cap Growth Fund. Mr. Corkins is Executive Vice President and Portfolio Manager of Janus Aspen Series Growth and Income Fund, which he has managed since its inception. Mr. Corkins is also Portfolio Manager of other Janus accounts, including the Janus Growth and Income Fund. He joined Janus Capital in 1995 as a research analyst.

BLAINE P. ROLLINS will assume responsibility for managing the Berger IPT-Growth Fund. Mr. Rollins is Executive Vice President and Portfolio Manager of Janus Aspen Series Growth Fund, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of Equity Income Fund from its inception to December 1999 and Balanced Fund from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts, including the Janus Fund. Mr. Rollins joined Janus Capital in 1990.

You may continue to direct any inquiries you may have regarding your Berger IPT Fund to your insurance company.